Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2, WAIVER AND AGREEMENT dated as of March 6, 2009 (this “Amendment”), among INDALEX HOLDINGS FINANCE, INC., a Delaware corporation (“Holdings”), INDALEX HOLDING CORP., a Delaware corporation (the “Parent Borrower”), INDALEX LIMITED, a Canadian corporation (the “Canadian Subsidiary Borrower” and, together with the Parent Borrower, the “Borrowers”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), issuing bank and swingline lender under the Credit Agreement referred to below, to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 21, 2008 (as amended, supplemented or otherwise modified prior to the effectiveness of this Amendment, the “Credit Agreement”), among Holdings, the Borrowers, the other Subsidiaries of the Parent Borrower party thereto, the Lenders party thereto and the Administrative Agent.  Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS pursuant to the Credit Agreement, the Lenders and the Issuing Bank have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS the Parent Borrower has requested that the Lenders (a) grant a waiver of the conditions to funding set forth in Section 4.02 of the Credit Agreement and (b) amend certain provisions of the Credit Agreement; and

WHEREAS the undersigned Lenders are willing to waive and amend such provisions of the Credit Agreement subject to the conditions and agreements set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.  Acknowledgment of Events of Default; Reservation of Rights.  (a)  Each of Holdings and the Borrowers hereby acknowledges and agrees that, as of the date hereof, Events of Default arising from the failures specified in clauses (i), (ii), (iii) and (iv) of Section 2(b) hereof have occurred and are continuing (such Events of Default, collectively, the “Specified Events of Default”).

(b)  Except as expressly provided in Section 2 hereof, this Amendment does not constitute a waiver of any rights or remedies that the Administrative Agent or the Lenders may have under the Credit Agreement and the other Loan Documents arising out of or with respect to any Specified Event of Default or any other Event of

Default, which rights and remedies are hereby reserved, nor does this Amendment establish a precedent or course of dealing among the parties hereto with respect to any Specified Event of Default or any other Event of Default occurring on or after the Amendment No. 2 Effective Date (as defined in Section 29 hereof).

SECTION 2.  Waivers.  (a)  Subject to clause (c) below, the Lenders hereby waive the condition precedent to the making of any Loan set forth in Section 4.02(a)(i) of the Credit Agreement solely with respect to the representation and warranty set forth in Section 3.07 of the Credit Agreement (insofar as such representation and warranty relates to compliance with the interest payment requirements of the Senior Secured Notes Indenture).

(b)  Subject to clause (c) below, the Lenders hereby waive the condition precedent to the making of any Loan set forth in Section 4.02(a)(ii) of the Credit Agreement solely with respect to the Defaults arising directly as a result of (i) the failure of the Borrowers to make the semi-annual interest payment (due February 2, 2009) on the Senior Secured Notes, (ii) the failure of the Borrowers to comply with Section 6.12 of the Credit Agreement, (iii) the failure by the Borrowers to make any prepayments required to be made pursuant to Section 2.11(b) of the Credit Agreement prior to the Amendment No. 2 Effective Date and (iv) the failure by the Borrowers to make the scheduled interest payment (due February 27, 2009) on the Term Loans.

(c)  The waivers provided for in paragraphs (a) and (b) of this Section shall terminate and expire at the earliest of (i) 11:59 p.m., New York City time, on March 27, 2009, (ii) the occurrence of any event set forth in clause (h) of Article VII of the Credit Agreement (but without the requirement that such case, action, proceeding or petition continue undismissed for 60 days), (iii) the occurrence of any other Event of Default and (iv) the acceleration of the Senior Secured Notes or the taking of any other action by any holder of the Senior Secured Notes in respect of the enforcement of payment on the Senior Secured Notes, and at all times thereafter the Credit Agreement shall apply in all respects, and the Administrative Agent, the Issuing Bank and the Lenders shall have all such rights and remedies, as if such waivers had never been granted.  The period commencing on the date hereof through and including the termination of the waivers provided for in paragraphs (a) and (b) of this Section is referred to herein as the “Waiver Period”.

SECTION 3.  Amendments to Section 1.01.  Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)  by inserting the following text immediately following the last paragraph of the definition of “Applicable Rate” in such Section:

Notwithstanding the foregoing, for any day on and after February 2, 2009, “Applicable Rate” means, with respect to any (a) Term Loan, (i) 7.50% per annum, in the case of any Eurodollar Term Loan, and (ii) 6.50% per annum, in the case of any ABR Term Loan, provided that, at any time when Average Availability is less than $35,000,000, the

Applicable Rate with respect to any Term Loan shall be (x) 8.25% per annum, in the case of any Eurodollar Term Loan, and (y) 7.25% per annum, in the case of any ABR Term Loan, (b) Eurodollar Revolving Loan or B/A Drawing, 6.25% per annum, (c) ABR Revolving Loan, U.S. Base Rate Revolving Loan or Canadian Base Rate Revolving Loan, 5.25% per annum and (d) Commitment Fee payable pursuant to Section 2.12, 0.375% per annum.

(b)  by replacing each occurrence of the text “Canadian Secured Obligations” in the definitions of “Canadian Mortgage”, “Foreign Mortgage” and “Foreign Subsidiary Loan Party” with the text “Secured Obligations”;

(c)  by inserting the following text immediately after the text “Foreign Subsidiary Loan Party” in the definition of “Foreign Loan Guarantor” in such Section:

and the Canadian Subsidiary Borrower (except with respect to the Canadian Secured Obligations owed by the Canadian Subsidiary Borrower)

(d)  by adding the following text immediately after the text “Section 2.21(a)” in the definition of “Incremental Term Loans” in such Section:

(it being understood that the aggregate principal amount of each Incremental Term Loan may be increased by a PIK Increase in respect thereof pursuant to Section 2.13(d))

(e)  by adding the following text immediately after the text “Section 2.01(c)” in the definition of “Initial Term Loan” in such Section:

, as the aggregate principal amount thereof may be increased by a PIK Increase in respect thereof pursuant to Section 2.13(d)

(f)  by amending and restating in its entirety the definition of “Interest Payment Date” in such Section as follows:

“Interest Payment Date” means (a) with respect to any ABR, U.S. Base Rate or Canadian Base Rate Loan (including any Swingline Loan), the last day of (i) each calendar month and the Maturity Date, in the case of any Revolving Loan or Swingline Loan, and (ii) each March, June, September and December and the Maturity Date, in the case of any Term Loan, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of (i) a Eurodollar Revolving Loan with an Interest Period of more than one month’s duration, each day prior to the last day of such Interest Period that occurs at intervals of one month’s duration after the first day of such Interest Period and the Maturity Date and (ii) a Eurodollar Term Loan with an Interest Period of more than three months’

duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the Maturity Date.

(g)  by adding the following new sentence at the end of the definition of “Loans” in such Section:

The term “Loans” shall include, with respect to any Term Loan, any increase in the aggregate principal amount of such Term Loan in connection with a PIK Increase in respect thereof.

(h)  by amending and restating in its entirety the definition of “Required Lenders” in such Section as follows:

“Required Lenders” means, at any time, Lenders having Voting Units representing more than 50% of the sum of the aggregate Voting Units at such time.  For purposes of this definition, the “Voting Units” of any Lender shall be equal to (a) with respect to any Revolving Lender at any time, an amount equal to the product of (i) the Revolving Consent Allocated Amount (as defined below) multiplied by (ii) the quotient obtained by dividing (A) the Revolving Exposure and unused Revolving Commitments of such Revolving Lender at such time by (B) the aggregate Revolving Exposure and unused Revolving Commitments of all Revolving Lenders at such time, and (b) with respect to any Term Lender at any time, an amount equal to the product of (i) the Term Consent Allocated Amount (as defined below) multiplied by (ii) the quotient obtained by dividing (A) the outstanding Term Loans of such Term Lender at such time by (B) the aggregate outstanding Term Loans of all Term Lenders at such time.  For purposes of this definition, (x) the term “Term Consent Allocated Amount” shall mean an amount equal to the quotient obtained by dividing $30,000,000 by $230,000,000, and (y) the term “Revolving Consent Allocated Amount” shall mean an amount equal to 1.00 less the Term Consent Allocated Amount.

(i)  by inserting the following text immediately after the text “Canadian Secured Obligations” in the definition of “U.S. Loan Guarantor” in such Section:

and the U.S. Secured Obligations (except with respect to the U.S. Secured Obligations owed by the Parent Borrower)

(j)  by adding the following new definitions in the appropriate alphabetical order:

“Amendment No. 2” means Amendment No. 2, Waiver and Agreement dated as of March 6, 2009, among Holdings, the Borrowers, the Lenders party thereto, the Administrative Agent, the Issuing Bank and the Swingline Lender.

“Amendment No. 2 Effective Date” has the meaning assigned to such term in Amendment No. 2.

“Canadian Availability Block” means an amount equal to $2,000,000.

“Domestic Availability Block” means an amount equal to $13,000,000.

“PIK Increase” has the meaning assigned to such term in Section 2.13(d).

SECTION 4.  Amendments to Section 2.01.  Section 2.01 of the Credit Agreement is hereby amended as follows:

(a)  by replacing the text “the Domestic Borrowing Base then in effect” in clause (a) of such Section with the text “an amount equal to (x) the Domestic Borrowing Base then in effect minus (y) the Domestic Availability Block”;

(b)  by replacing the text “the Canadian Borrowing Base then in effect” in clause (b) of such Section with the text “an amount equal to (x) the Canadian Borrowing Base then in effect minus (y) the Canadian Availability Block”; and

(c)  by adding the following sentence immediately following clause (c) of such Section:

Subject to the terms and conditions set forth herein, each Term Lender consents to the increase in the principal balance of the Term Loans of such Term Lender from time to time pursuant to the terms of Section 2.13(d) as a result of the imposition of PIK Increases.

SECTION 5.  Amendment to Section 2.03.  Section 2.03 of the Credit Agreement is hereby amended by deleting clauses (b) and (c) of such Section in their entirety and inserting the following text in lieu thereof:

(b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing, (c) in the case of a Canadian Base Rate Revolving Borrowing, not later than 11:00 a.m., Toronto time, on the date of the proposed Borrowing

SECTION 6.  Amendment to Section 2.04.  Section 2.04(a) of the Credit Agreement is hereby amended by replacing the text “$5,000,000” with the text “$0”.

SECTION 7.  Amendments to Section 2.05.  Section 2.05(b) of the Credit Agreement is hereby amended as follows:

(a)  by replacing the text “the Domestic Borrowing Base then in effect” in such Section with the text “an amount equal to (x) the Domestic Borrowing Base then in effect minus (y) the Domestic Availability Block”;

(b)  by replacing the text “the Canadian Borrowing Base then in effect” in such Section with the text “an amount equal to (x) the Canadian Borrowing Base then in effect minus (y) the Canadian Availability Block”.

SECTION 8.  Amendment to Section 2.09.  Section 2.09(b) of the Credit Agreement is hereby amended as follows:

(a)  by replacing the text “the Domestic Borrowing Base then in effect” in such Section with the text “an amount equal to (x) the Domestic Borrowing Base then in effect minus (y) the Domestic Availability Block”; and

(b)  by replacing the text “the Canadian Borrowing Base then in effect” in such Section with the text “an amount equal to (x) the Canadian Borrowing Base then in effect minus (y) the Canadian Availability Block”.

SECTION 9.  Amendment to Section 2.10.  Section 2.10 of the Credit Agreement is hereby amended by inserting the following new sentence at the end of paragraph (b) of such Section:

The parties hereto agree that full cash dominion shall be in effect at all times on and after the Amendment No. 2 Effective Date, subject to the terms of Section 3.06 of each of the Domestic Security Agreement and the Canadian Security Agreement (in each case as amended as of the Amendment No. 2 Effective Date).

SECTION 10.  Amendments to Section 2.11.  Section 2.11(b) of the Credit Agreement is hereby amended as follows:

(a)  by replacing the text “the Domestic Borrowing Base then in effect” in such Section with the text “an amount equal to (x) the Domestic Borrowing Base then in effect minus (y) the Domestic Availability Block”; and

(b)  by replacing the text “the Canadian Borrowing Base then in effect” in such Section with the text “an amount equal to (x) the Canadian Borrowing Base then in effect minus (y) the Canadian Availability Block”.

SECTION 11.  Amendments to Section 2.12.  Section 2.12 of the Credit Agreement is hereby amended as follows:

(a)  by replacing the text “March, June, September and December” in paragraph (a) of such Section with the text “calendar month”; and

(b)  by replacing the text “March, June, September and December” in paragraph (b) of such Section with the text “calendar month”.

SECTION 12.  Amendment to Section 2.13.  Section 2.13(d) of the Credit Agreement is hereby amended by deleting the last sentence of such Section and inserting the following text in lieu thereof:

Notwithstanding the foregoing, on and after the Amendment No. 2 Effective Date, any interest accrued and payable on each Term Loan included in any Term Borrowing pursuant to this Section 2.13 shall be payable on the applicable Interest Payment Date by increasing the outstanding principal amount of each Term Loan included in such Term Borrowing by the aggregate amount of such accrued interest (a “PIK Increase”).  The Administrative Agent shall determine the amount of each PIK Increase, and such determination shall be conclusive absent manifest error.

SECTION 13.  Amendment to Section 2.21(a).  Subclause (B) of the second sentence of paragraph (a) of Section 2.21 is hereby amended by adding the text “(except as such amount may be increased from time to time as the result of the imposition of PIK Increases)” immediately after the text “$15,000,000”.

SECTION 14.  Amendments to Section 5.11.   Section 5.11 of the Credit Agreement is hereby amended as follows:

(a)  by replacing the text “Canadian Secured Obligations” in paragraph (c) of such Section with the text “Secured Obligations”; and

(b)  by replacing the text “Canadian Secured Obligations” in paragraph (e) of such Section with the text “Secured Obligations”.

SECTION 15.  Amendment to Section 9.02.  Section 9.02(b) of the Credit Agreement is hereby amended by adding the text “, the Domestic Availability Block and the Canadian Availability Block” immediately after the text “the Availability Block” in clause (ix) of Section 9.02(b).

SECTION 16.  Amendments to Section 9.24.  Section 9.24(a) of the Credit Agreement is hereby amended as follows:

(a)  by inserting the text “, notwithstanding any provision in any other Loan Document to the contrary,” immediately after the text “Each of the Lenders hereby agrees that” in such Section;

(b)  by inserting the text “(other than the Canadian Security Agreement or any other Foreign Security Agreement)” immediately following the first occurrence of the text “U.S. Obligations” in such Section;

(c)  by deleting in its entirety clause (ii) of such Section and replacing it with the following text:

(ii) SECOND, until the Discharge of Revolving Lender Claims (except in respect of the Canadian Secured Obligations) has occurred, to the payment of the U.S. Secured Obligations (other than the U.S. Term Obligations) (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the U.S. Secured Obligations (other than the U.S. Term Obligations) owed to them on the date of any such distribution);

(d)  by replacing text (i) “THIRD” in the existing clause (iii) of such Section with the text “FOURTH” and (ii) “FOURTH” in the existing clause (iv) of such Section with the text “FIFTH”; and

(e)  by inserting the following new clause (iii) immediately after clause (ii) of such Section and renumbering the remaining clauses of such Section accordingly:

(iii) THIRD, until the Discharge of Revolving Lender Claims has occurred, to the payment of the Canadian Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Canadian Secured Obligations owed to them on the date of any such distribution);

SECTION 17.  Amendments to Section 10.01.  Section 10.01 is hereby amended as follows:

(a)  by inserting the text “the U.S. Guaranteed Obligations (other than the U.S. Term Obligations) and” immediately prior to the first occurrence of the text “the Canadian Secured Obligations” in paragraph (b) of such Section; and

(b)  by inserting the text “the U.S. Guaranteed Obligations and (other than the U.S. Term Obligations)” immediately prior to the text “the Foreign Guaranteed Obligations” in paragraph (b) of such Section.

SECTION 18.  Amendment to Section 10.10.  Section 10.10(b) of the Credit Agreement is hereby amended by replacing the text “Foreign Guaranteed Obligations” in the last sentence of such Section with the text “Guaranteed Obligations”.

SECTION 19.  Collateral Document Amendments.  The Lenders hereby consent to the amendment of each of (a) the Domestic Security Agreement pursuant to an amendment (the “Domestic Security Amendment”) substantially as set forth in Exhibit A hereto, (b) the Canadian Security Agreement pursuant to an amendment (the “Canadian Security Amendment”) substantially as set forth in Exhibit B hereto and (c) the Canadian Mortgages, the Canadian Hypothecs and any other Foreign Security Agreements (collectively, the “Foreign Security Amendments”) as the Administrative Agent shall determine, in its reasonable discretion, to be necessary to grant a Lien to the Administrative Agent, for the benefit of the Secured Parties, in the Collateral of the Canadian Subsidiary Borrower and each Foreign Subsidiary Loan Party, which Lien shall secure the U.S. Secured Obligations in addition to the Canadian Secured Obligations.

With respect to the allocation of the proceeds of Collateral among the Secured Revolving Obligations, each Foreign Security Amendment shall provide that the proceeds of any Collateral granted as security under each Canadian Mortgage, each Canadian Hypothec and each other Foreign Security Agreement shall be allocated to the payment in full of the Canadian Secured Obligations prior to the payment in full of the U.S. Secured Obligations that constitute Secured Revolving Obligations.

SECTION 20.  Agreements.  (a)  Each of Holdings, the Borrowers and the Lenders agrees that, as of the Amendment No. 2 Effective Date, the aggregate Revolving Commitments shall be deemed to have been reduced in accordance with Section 2.09(b) of the Credit Agreement by an aggregate principal amount equal to $50,000,000 (with a corresponding reduction in the Canadian Revolving Sub-Commitment by an aggregate principal amount equal to $20,000,000).  The Administrative Agent and the Lenders hereby waive the requirement of prior notice set forth in Section 2.09(c) of the Credit Agreement in respect of the Revolving Commitment reduction (and the corresponding Canadian Revolving Sub-Commitment reduction) contemplated by this Section.

(b)  Each of Holdings, the Borrowers and the Lenders agrees that, notwithstanding the provisions set forth in the definition of the term “PP&E Component” in Section 1.01 of the Credit Agreement, during the Waiver Period, the reference to “20%” in the proviso set forth in each of clauses (a)(i) and (b)(i) of such definition shall be deemed to be a reference to “25%” for purposes of calculating the Domestic Borrowing Base and the Canadian Borrowing Base, respectively, during the Waiver Period.

(c)  Each of Holdings, the Borrowers and the Lenders agrees that, notwithstanding the provisions of Section 5.01(f) of the Credit Agreement, Holdings and the Borrowers will furnish to the Administrative Agent, on each Wednesday following the Amendment No. 2 Effective Date (beginning on March 11, 2009), a Borrowing Base Certificate and supporting information for the week ended on the immediately preceding Friday, together with any additional reports with respect to each of the Domestic Borrowing Base and the Canadian Borrowing Base as the Administrative Agent may reasonably request, provided that Holdings and the Borrowers will furnish to the Administrative Agent, not later than 11:00 a.m., New York City time, on each day, a revised Borrowing Base Certificate setting forth the aggregate amount of Eligible Accounts as of 5:00 p.m., New York City time, on the immediately preceding day.

(d)  Each of Holdings, the Borrowers and the Lenders agrees that (i) as of the Amendment No. 2 Effective Date, the Administrative Agent shall have established a Reserve in respect of the Domestic Borrowing Base in an aggregate amount equal to US$1,307,000 with respect to Swap Obligations outstanding as of the Amendment No. 2 Effective Date and (ii) the Administrative Agent may establish such further Reserves with respect to Swap Obligations in accordance with the terms of the Credit Agreement, provided that Holdings and the Borrowers hereby waive each of (x) the five Business Day advance notice requirement set forth in each of the definitions of “Domestic Borrowing Base” and “Canadian Borrowing Base” in

Section 1.01 of the Credit Agreement and (y) the $5,000,000 threshold set forth in the definition of the term “Reserves” in Section 1.01 of the Credit Agreement, in each case in respect of the establishment of any such Reserve pursuant to this paragraph (d).

(e)  Holdings and the Borrowers agree to engage, promptly and, in any event, not later than three Business Days after the Amendment No. 2 Effective Date, and thereafter maintain, a financial advisor of recognized national standing to review, and to advise the management of Holdings and the Borrowers concerning, the business, finances and condition of Holdings, the Borrowers and the Subsidiaries.

(f)  Holdings and the Borrowers agree to participate, and to cause their respective management to participate, in conference calls with the Administrative Agent and the Lenders, to be held on a weekly basis at such times as reasonably requested by the Administrative Agent, to discuss the business, finances and condition of Holdings, the Borrowers and the Subsidiaries and to update the Administrative Agent and the Lenders with respect to such operational matters as the Administrative Agent or any Lender may request by reasonable advance notice to Holdings and the Borrowers.

(g)  Holdings and the Borrowers agree to deliver to the Administrative Agent and the Lenders (i) not later than March 13, 2009, a plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and funds flow statement) of Holdings, the Borrowers and the Subsidiaries on a consolidated basis, in form and substance reasonably satisfactory to the Financial Advisor (as defined in Section 23(a) hereof), for a seven-month period beginning March 1, 2009, and (ii) not later than March 20, 2009, a comprehensive restructuring plan with respect to the operations and Indebtedness of Holdings, the Borrowers and the Subsidiaries, satisfactory in all material respects to the Administrative Agent and the Lenders, including a detailed analysis of the proposed treatment of the Senior Secured Notes.

SECTION 21.  Prohibitions on Certain Transactions.  For so long as any Specified Event of Default or any other Event of Default has occurred and is continuing, neither Holdings nor the Borrowers will, nor will they permit any Subsidiary to, effect any transaction that would be permitted by:

(a)  Section 6.01 of the Credit Agreement, other than clauses (a), (g), (h) and (n) thereof;

(b)  Section 6.02 of the Credit Agreement, other than clauses (a), (b), (f), (k) and (u) thereof;

(c)  Section 6.04 of the Credit Agreement, other than clauses (a), (g), (j), (k) and (l) thereof;

(d)  Section 6.05 of the Credit Agreement, other than clauses (a)(i), (c), (h) and (n) thereof;

(e)  Section 6.06 of the Credit Agreement;

(f)  Section 6.07 of the Credit Agreement; and

(g)  Section 6.08 of the Credit Agreement, other than clauses (a)(i), (a)(ii), (a)(iii), (a)(vi), (a)(xi), (a)(xii), (b)(i) and (b)(vii)(A) thereof.

SECTION 22.  Financial Information; Use of Proceeds.  Holdings and the Borrowers hereby agree to furnish to the Administrative Agent and the Financial Advisor (for distribution to the Lenders), on each Wednesday after the Amendment No. 2 Effective Date (beginning on March 11, 2009), (a) a cash flow forecast for Holdings, the Borrowers and the Subsidiaries and a forecast of the Domestic Borrowing Base and the Canadian Borrowing Base (on a consolidated basis), in each case for the immediately succeeding thirteen-week period commencing on the immediately preceding Friday and setting forth projected cash flows and the projected amount of each of the Domestic Borrowing Base and the Canadian Borrowing Base (on a consolidated basis), in each case on a weekly basis (which delivery by Holdings and the Borrowers shall constitute a representation and warranty by Holdings and the Borrowers that such projections are based upon reasonable assumptions, in light of current market conditions, and that such cash flow forecast reflects cash disbursements that are necessary for the ordinary course operation of the respective businesses of Holdings, the Borrowers and the Subsidiaries during such period), (b) an analysis of actual cash flows (including receipts and disbursements) of Holdings, the Borrowers and the Subsidiaries for the immediately preceding week ending on such immediately preceding Friday and a reconciliation of projected cash flows for such week to actual cash flows for such week and (c) a report containing any other information relating to the financial condition and operations of Holdings, the Borrowers and the Subsidiaries as the Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Administrative Agent and certified by a Financial Officer.  The proceeds of any Borrowings made under the Credit Agreement shall be used in a manner consistent with the weekly cash flow forecasts delivered to the Administrative Agent in accordance with this Section.

SECTION 23.  Cooperation.  (a)  Each of Holdings and the Borrowers agrees to provide to Marotta Gund Budd & Dzera, LLC, a financial advisor engaged by counsel to the Administrative Agent (the “Financial Advisor”), access to its management and employees, at the reasonable request of the Financial Advisor, to review and discuss the business, finances and condition of Holdings, the Borrowers and the Subsidiaries.

(b)  Each of Holdings and the Borrowers shall cooperate with, and provide assistance to, the Administrative Agent and the Financial Advisor in their performance of reasonable due diligence activities with respect to Holdings, the Borrowers and the Subsidiaries, including, at the Administrative Agent’s option, an examination of accounts receivable, inventory, property and equipment, cash, accounting policies and procedures and such other aspects of the operations, business affairs and financial condition of Holdings, the Borrowers and the Subsidiaries, as the Administrative Agent may reasonably request.

(c)  No later than five Business Days after written demand therefor, the Parent Borrower shall pay all reasonable costs and out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including all reasonable fees, charges and disbursements of the Financial Advisor and counsel to the Administrative Agent) in connection with any such activities described in paragraphs (a) and (b) of this Section.

SECTION 24.  Post-Effective Amendments.  No later than the date that is three Business Days after the Amendment No. 2 Effective Date (or such longer period as the Administrative Agent, in its reasonable discretion, may permit), each of Holdings and the Borrowers shall, and shall cause each Subsidiary to, execute and deliver to the Administrative Agent each Foreign Security Amendment and shall take, or cause to be taken, such further actions which may be required by law or which the Administrative Agent may reasonably request to carry out the terms and conditions of the Foreign Security Amendments.

SECTION 25.  Events of Default.  Any failure by Holdings or any Borrower to comply with any term, condition or agreement set forth in Section 20, 21, 22, 23 or 24 of this Amendment shall constitute an immediate Event of Default for all purposes of the Loan Documents.

SECTION 26.  Amendment No. 2 Effective Date Borrowings.  The parties hereto agree that the Incremental Interest (as defined in Section 29(e) hereof) will be capitalized in the form of Borrowings made under the Credit Agreement on the Amendment No. 2 Effective Date as follows:  on the Amendment No. 2 Effective Date, (a) the Parent Borrower shall be deemed to have made, and the Lenders shall be deemed to have funded, an ABR Revolving Borrowing in an aggregate principal amount equal to $194,026.90 and (b) the Canadian Subsidiary Borrower shall be deemed to have made, and the Lenders shall be deemed to have funded, a U.S. Base Rate Revolving Borrowing in an aggregate principal amount equal to $78,554.75 (collectively, the “Amendment No. 2 Effective Date Borrowings”).  The Administrative Agent and the Lenders hereby waive (i) the minimum borrowing requirements set forth in Section 2.02(c) of the Credit Agreement in connection with the Amendment No. 2 Effective Date Borrowings and (ii) the requirement of prior notice and the requirement of a Borrowing Request, in each case set forth in Section 2.03 of the Credit Agreement, in connection with the Amendment No. 2 Effective Date Borrowings.   In accordance with Section 2.08(c) of the Credit Agreement, the Administrative Agent, on behalf of and at the request of the Required Lenders, is hereby providing notice to the Parent Borrower that, for so long as an Event of Default is continuing, none of the Amendment No. 2 Effective Date Borrowings may be converted to or continued as a Eurodollar Borrowing.

SECTION 27.  Overadvances.  Notwithstanding any provision of the Credit Agreement or this Amendment to the contrary, the Revolving Lenders may make Revolving Loans to the Borrowers in amounts that exceed Domestic Availability and Canadian Availability (as each such term is defined below) (any such excess Revolving Loans are herein referred to collectively as “Overadvances”) and no Overadvance shall result in a Default due to either Borrower’s failure to comply with Section 2.01 or Section 2.11(b)

of the Credit Agreement for so long as such Overadvance remains outstanding in accordance with the terms of this paragraph, but solely with respect to the amount of such permitted Overadvance.  All Overadvances shall constitute ABR Borrowings, Canadian Base Rate Borrowings or U.S. Base Rate Borrowings, as the case may be, and the aggregate principal amount of Overadvances outstanding at any time shall not exceed (x) in the case of Overadvances made to the Parent Borrower, $4,711,000 and (y) in the case of Overadvances made to the Canadian Subsidiary Borrower, an amount the U.S. Dollar Equivalent of which (determined using exchange rates in effect as of 9:00 a.m., New York City time, on each day) is $1,588,000.  No Overadvance shall be permitted hereunder if such Overadvance shall cause (1) any Revolving Lender’s Revolving Exposure to exceed its Revolving Commitment or (2) any Revolving Lender’s Canadian Revolving Exposure to exceed its Canadian Revolving Sub-Commitment.  For purposes of this Section, (a) “Domestic Availability” shall mean, at any time, an amount equal to (i) the Domestic Borrowing Base at such time minus (ii) the Domestic Availability Block minus (iii) the aggregate U.S. Revolving Exposure at such time and (b) “Canadian Availability” shall mean, at any time, an amount equal to (i) the Canadian Borrowing Base at such time minus (ii) the Canadian Availability Block minus (iii) the aggregate Canadian Revolving Exposure at such time.

SECTION 28.  Representations and Warranties.  Holdings and each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a)  This Amendment has been duly authorized, executed and delivered by Holdings, each Borrower and each other Loan Party and constitutes a legal, valid and binding obligation of Holdings, each Borrower and each other Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)  After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement (other than the representation and warranty set forth in Section 3.07 of the Credit Agreement (insofar as such representation and warranty relates to compliance with the interest payment requirements of the Senior Secured Notes Indenture)) are true and correct in all material respects on and as of the date hereof after giving effect to this Amendment, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(c)  Immediately after giving effect to this Amendment, no Default (other than the Specified Events of Default) shall have occurred and be continuing.

SECTION 29.  Conditions to Effectiveness.  This Amendment shall become effective as of the date first written above (such date being the “Amendment No. 2 Effective Date”) when:

(a)  the Administrative Agent (or its counsel) shall have received (i) from Holdings, each Borrower, each other Loan Party, each Term Lender and Lenders having Revolving Exposure and unused Revolving Commitments representing more than 66 2/3% of the sum of the total Revolving Exposure and total unused Revolving Commitments immediately prior to the Amendment No. 2 Effective Date either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment and (ii) a duly executed copy of each of the Domestic Security Amendment and the Canadian Security Amendment;

(b)  the Administrative Agent and the Lenders shall have received payment of all fees and expenses required to be paid or reimbursed by the Parent Borrower or any other Loan Party under or in connection with this Amendment and any other Loan Document, including those expenses set forth in Section 35 hereof;

(c)  the Administrative Agent shall have received a certificate of a Financial Officer setting forth reasonably detailed calculations of the Fixed Charge Coverage Ratio as of the last day of each of the four-consecutive-fiscal-quarter periods ended September 30, 2008, and December 31, 2008;

(d)  the Administrative Agent shall have received from Holdings and the Borrowers (i) a Borrowing Base Certificate and supporting information for the week ended on March 1, 2009, and (ii) a cash flow forecast for Holdings, the Borrowers and the Subsidiaries and a forecast of the Domestic Borrowing Base and the Canadian Borrowing Base (on a consolidated basis), in each case for the immediately succeeding thirteen-week period commencing on February 27, 2009, and setting forth projected cash flows and the projected amount of each of the Domestic Borrowing Base and the Canadian Borrowing Base (on a consolidated basis), in each case on a weekly basis (which delivery by Holdings and the Borrowers shall constitute a representation and warranty by Holdings and the Borrowers that such projections are based upon reasonable assumptions, in light of current market conditions, and that such cash flow forecast reflects cash disbursements that are necessary for the ordinary course operation of the respective businesses of Holdings, the Borrowers and the Subsidiaries during such period); and

(e)  (i) the Administrative Agent shall have received, for the account of the Lenders entitled thereto, payment from the Borrowers of all accrued and unpaid interest on the Loans outstanding under the Credit Agreement as of the Amendment No. 2 Effective Date (calculated after giving effect to the amendment to the definition of “Applicable Rate” contemplated by Section 3(a) hereof) and (ii) the Administrative Agent, the Issuing Bank and the Lenders shall have received payment from the

Borrowers of all accrued and unpaid fees (including, without limitation, Commitment Fees, Participation Fees and Fronting Fees) under the Credit Agreement as of the Amendment No. 2 Effective Date (calculated after giving effect to the amendment to the definition of “Applicable Rate” contemplated by Section 3(a) hereof), provided that the portion of the accrued and unpaid interest on the Loans and the accrued and unpaid fees payable pursuant to this paragraph (e) resulting from the increase in the Applicable Rate contemplated by Section 3(a) hereof (collectively, the “Incremental Interest”) shall be capitalized in the form of Borrowings made by the Borrowers pursuant to Section 26 hereof.

SECTION 30.  Credit Agreement.  Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Issuing Bank, the Swingline Lender, Holdings, the Borrowers or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle Holdings, the Borrowers or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 31.  Reaffirmation.  Each of Holdings, the Borrowers and the other Loan Parties hereby confirms its guarantees, pledges, mortgages, hypothecs, grants of security interest and other agreements, as applicable, under each of the Credit Agreement and the other Loan Documents to which it is a party and agrees that, notwithstanding the effectiveness of this Amendment and the consummation of the transactions contemplated hereby, such guarantees, pledges, mortgages, hypothecs, grants of security interest and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and the other Secured Parties as described in the Credit Agreement and the other Loan Documents, as applicable.

SECTION 32.  Release.  Each of Holdings, the Borrowers and the other Loan Parties (a) acknowledges and agrees that it does not have any claim, cause of action or similar right of any kind or nature (collectively, “Claims”) against any Lender, the Administrative Agent, the Issuing Bank or any of their respective Affiliates (collectively, the “Released Parties”) arising out of, relating to or otherwise connected with any of the Loan Documents, the transactions thereunder or the actions or inactions of any of the Released Parties thereunder or in connection therewith and (b) hereby waives, releases and discharges each Released Party from any and all such Claims, whether known or unknown.  The foregoing acknowledgment and release is given as consideration for the agreements and waivers provided for in this Amendment.

SECTION 33.  Applicable Law; Waiver of Jury Trial.  (a)  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b)  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 34.  Counterparts; Amendment.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, each Borrower, each other Loan Party, the Administrative Agent and each Lender whose consent is required in connection with such amendment or waiver pursuant to Section 9.02(b) of the Credit Agreement.

SECTION 35.  Expenses.  The Parent Borrower agrees to reimburse the Administrative Agent (and each of its Affiliates), as well as each Lender, for its reasonable out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for each of the Administrative Agent and each Lender) in connection with the preparation and execution of this Amendment and each document contemplated hereunder.

SECTION 36.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

INDALEX HOLDINGS FINANCE, INC.,

By
/s/ Patrick Lawlor
	Name:	Patrick Lawlor
	Title:	CFO

INDALEX HOLDING CORP.,

By
/s/ Patrick Lawlor
	Name:	Patrick Lawlor
	Title:	CFO

INDALEX LIMITED,

By
/s/ Patrick Lawlor
	Name:	Patrick Lawlor
	Title:	CFO

INDALEX INC.,

By
/s/ Patrick Lawlor
	Name:	Patrick Lawlor
	Title:	CFO

CARADON LEBANON, INC.,

By
/s/ Patrick Lawlor
	Name:	Patrick Lawlor
	Title:	CFO

DOLTON ALUMINUM COMPANY, INC.,

By
/s/ Patrick Lawlor
	Name:	Patrick Lawlor
	Title:	CFO

[Amendment No. 2 Signature Page]

INDALEX HOLDINGS (B.C.) LTD.,

By
/s/ Patrick Lawlor
	Name:	Patrick Lawlor
	Title:	CFO

NOVAR INC.,

By
/s/ Patrick Lawlor
	Name:	Patrick Lawlor
	Title:	CFO

6326765 CANADA INC.,

By
/s/ Patrick Lawlor
	Name:	Patrick Lawlor
	Title:	CFO

[Amendment No. 2 Signature Page]

JPMORGAN CHASE BANK, N.A., Individually and as Administrative Agent, Issuing Bank and Swingline Lender

By
/s/ Charles O. Freedgood
	Name:	Charles O. Freedgood
	Title:	Managing Director

[Amendment No. 2 Signature Page]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, Individually and as Canadian Lending Office for the Administrative Agent, Issuing Bank and Swingline Lender

By
/s/ Charles O. Freedgood
	Name:	Charles O. Freedgood
	Title:	Managing Director

[Amendment No. 2 Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 2, WAIVER AND AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 21, 2008, AMONG INDALEX HOLDINGS FINANCE, INC., INDALEX HOLDING CORP., INDALEX LIMITED, THE OTHER SUBSIDIARIES OF INDALEX HOLDING CORP. PARTY THERETO, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Bank of America NA
Name of Lender

By:	/s/ H. Michael Wills
Name: H. Michael Wills
Title: Senior Vice President

By:	/s/ H. Michael Wills
Name: H. Michael Wills
Title: Senior Vice President

[Amendment No. 2 Signature Pages]

SIGNATURE PAGE TO AMENDMENT NO. 2, WAIVER AND AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 21, 2008, AMONG INDALEX HOLDINGS FINANCE, INC., INDALEX HOLDING CORP., INDALEX LIMITED, THE OTHER SUBSIDIARIES OF INDALEX HOLDING CORP. PARTY THERETO, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Bank of America, National Association
(acting through its Canada Branch)
Name of Lender

By:	/s/ Medina Sales De Andrade
Name: MEDINA SALES DE ANDRADE
Title: VICE PRESIDENT

By:
Name:
Title:

[Amendment No. 2 Signature Pages]

SIGNATURE PAGE TO AMENDMENT NO. 2, WAIVER AND AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 21, 2008, AMONG INDALEX HOLDINGS FINANCE, INC., INDALEX HOLDING CORP., INDALEX LIMITED, THE OTHER SUBSIDIARIES OF INDALEX HOLDING CORP. PARTY THERETO, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Bank of Montreal
Name of Lender

By:	/s/ Barry W. Stratton
Name: Barry W. Stratton
Title: Managing Director

By:
Name:
Title:

[Amendment No. 2 Signature Pages]

SIGNATURE PAGE TO AMENDMENT NO. 2, WAIVER AND AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 21, 2008, AMONG INDALEX HOLDINGS FINANCE, INC., INDALEX HOLDING CORP., INDALEX LIMITED, THE OTHER SUBSIDIARIES OF INDALEX HOLDING CORP. PARTY THERETO, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

General Electric Capital Corporation
Name of Lender

By:	/s/ William Hendricks
Name: William Hendricks
Title: Duly Authorized Signatory

By:
Name:
Title:

[Amendment No. 2 Signature Pages]

SIGNATURE PAGE TO AMENDMENT NO. 2, WAIVER AND AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 21, 2008, AMONG INDALEX HOLDINGS FINANCE, INC., INDALEX HOLDING CORP., INDALEX LIMITED, THE OTHER SUBSIDIARIES OF INDALEX HOLDING CORP. PARTY THERETO, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

GE Canada Finance Holding Company
Name of Lender

By:
Name:
Title:

By:	/s/ Nick Lalani
Name: NICK LALANI
Title: DULY AUTHORIZED
SIGNATORY

[Amendment No. 2 Signature Pages]

SIGNATURE PAGE TO AMENDMENT NO. 2, WAIVER AND AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 21, 2008, AMONG INDALEX HOLDINGS FINANCE, INC., INDALEX HOLDING CORP., INDALEX LIMITED, THE OTHER SUBSIDIARIES OF INDALEX HOLDING CORP. PARTY THERETO, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Wachovia Capital Finance Corporation
(Central)
Name of Lender

By:	/s/ Vicky Geist
Name: Vicky Geist
Title: Director

By:
Name:
Title:

[Amendment No. 2 Signature Pages]

SIGNATURE PAGE TO AMENDMENT NO. 2, WAIVER AND AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 21, 2008, AMONG INDALEX HOLDINGS FINANCE, INC., INDALEX HOLDING CORP., INDALEX LIMITED, THE OTHER SUBSIDIARIES OF INDALEX HOLDING CORP. PARTY THERETO, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Wachovia Capital Finance Corporation
(Canada)
Name of Lender

By:	/s/ Niall Hamilton
Name: Niall Hamilton
Title: Senior Vice President
Wachovia Capital Finance Corporation
(Canada)

By:
Name:
Title:

[Amendment No. 2 Signature Pages]

SIGNATURE PAGE TO AMENDMENT NO. 2, WAIVER AND AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 21, 2008, AMONG INDALEX HOLDINGS FINANCE, INC., INDALEX HOLDING CORP., INDALEX LIMITED, THE OTHER SUBSIDIARIES OF INDALEX HOLDING CORP. PARTY THERETO, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Wells Fargo Foothill, LLC
Name of Lender

By:	/s/ Rohan Damani
Name: Rohan Damani
Title: Vice President

By:
Name:
Title:

[Amendment No. 2 Signature Pages]

SIGNATURE PAGE TO AMENDMENT NO. 2, WAIVER AND AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 21, 2008, AMONG INDALEX HOLDINGS FINANCE, INC., INDALEX HOLDING CORP., INDALEX LIMITED, THE OTHER SUBSIDIARIES OF INDALEX HOLDING CORP. PARTY THERETO, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Wells Fargo Financial Corporation Canada
Name of Lender

By:	/s/ Deborah James
Name: Deborah James
Title: SVP

By:
Name:
Title:

[Amendment No. 2 Signature Pages]

SIGNATURE PAGE TO AMENDMENT NO. 2, WAIVER AND AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 21, 2008, AMONG INDALEX HOLDINGS FINANCE, INC., INDALEX HOLDING CORP., INDALEX LIMITED, THE OTHER SUBSIDIARIES OF INDALEX HOLDING CORP. PARTY THERETO, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Sun Indalex Finance, LLC
Name of Lender

By:	/s/ Michael McConvery
Name: Michael McConvery
Title: Vice President

By:
Name:
Title:

[Amendment No. 2 Signature Pages]

EXHIBIT A

Domestic Security Amendment

EXHIBIT B

Canadian Security Amendment